UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2005

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Page 4

Item 1.01 .  Entry into a Material Definitive Agreement

Special cash awards for 2004 performance were made by the Compensation Committee of Coca-Cola Enterprises Inc. to certain of the company's executive officers. These awards went to the following persons: John J. Culhane, Executive Vice President and General Counsel; $168,974; William W. Douglas, III, Vice President, Controller and Principal Accounting Officer $57,054; Shaun B. Higgins, Executive Vice President and Chief Financial Officer $195,053; Vicki R. Palmer, Executive Vice President, Financial Services and Administration, $161,408; Dominique Reiniche, Senior Vice President and President, European Group $249,811; and G. David Van Houten, Jr., Executive Vice President, Chief Operating Officer $293,601.  These awards were contingent upon approval by the Audit Committee of the company's 2005 financial statements, which occurred on February 28, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: March 3, 2005	By: /s/ JOHN J. CULHANE John J. Culhane Executive Vice President and General Counsel